Morgan Stanley Government Income Trust
LETTER TO THE SHAREHOLDERS - MARCH 31, 2003

Dear Shareholder:

The six months ended March 31, 2003, began and ended with the economy showing renewed weakness. Throughout the last three years, there have been several episodes of weakness followed by evidence of improvement. The first major sign of weakness was the sharp correction in the technology sector. More recent episodes have been associated with accounting scandals and the Mideast crisis. The seemingly unending sequence of difficulties has led the markets in general and the Treasury market in particular to price in a highly pessimistic outlook for the economy for the next five to ten years. The economic consensus, for example, is that the U.S. economy ended the period with approximately a four percent gap between aggregate GDP and potential GDP. Our analysis indicates that the Treasury yield curve is priced as if the economy will remain about two percent below potential GDP five years from now and somewhat below for a decade.

In our view, this level of pessimism is inconsistent with the resilience of the American spirit and with the significant policy stimulus that already is building within the economy. Monetary policy is highly accommodative. The federal funds rate has been cut from 6.50 percent at the end of 2000 to 1.25 percent, with the last reduction from 1.75 percent occurring in November; and money supply growth has been brisk. Fiscal policy has swung from a restrictive surplus to a large and growing deficit. The declining dollar also suggests an improved economic outlook in particular for multinational corporations.

During the review period, the market did begin to price in some improvement. The five-year Treasury note yield, for example, rose from 2.56 percent to 2.71 percent. However, yields remain near 45-year lows. The extraordinarily low federal funds rate has tended to keep rates low, especially for the shorter maturities. The two-year note yield, for example, fell by 20 basis points from
1.69 percent to 1.49 percent during the period. As market participants begin to appreciate the potential for a healthy recovery in the U.S. economy we expect yields to rise.

In anticipation of such a change in market sentiment, we began to reduce the interest-rate sensitivity of Morgan Stanley Government Income Trust before the beginning of the review period and made an additional reduction during the period. By the beginning of the period, the interest-rate sensitivity of the Fund was approximately one year below that of a government market benchmark index; and by the end of the period it was approximately 1.25 years below that of the index.

Morgan Stanley Government Income Trust
LETTER TO THE SHAREHOLDERS - MARCH 31, 2003 continued

Performance and Portfolio Strategy

For the six-month period ended March 31, 2003, the Trust produced a total return of 2.13 percent based on a change in net asset value and reinvestment of distributions. Based on the change in the Trust's market price on the New York Stock Exchange (NYSE) and reinvestment of distributions, the Trust's total return for the period was 0.77 percent. Past performance is no guarantee of future results.

As of March 31, 2003, the Trust had net assets of $362.6 million. Approximately 42 percent was invested in mortgage-backed securities issued by U.S. Government agencies, and 58 percent in U.S. Treasury securities and cash equivalents. On March 31, 2003, the Trust's effective duration, a measure of its interest-rate sensitivity, was 3.51 years. The Trust's emphasis on mortgage-backed security investments and particularly higher-coupon mortgage investments impeded performance as mortgage security prices failed to pace shorter-term Treasury prices during the period.

Looking Ahead

We believe that the economy will benefit from fiscal stimuli, low interest rates and increased capital spending. The recovery has been more uneven than might have been expected. There is, however, no reason to doubt the fundamental soundness of the economy and an eventual recovery. We do note, however, that important consumer sectors, such as housing and automobiles, have remained firm and therefore are not likely to post significant gains. Consequently, the overall recovery may be modest. Such an outlook would tend to be relatively advantageous for mortgage-backed securities, which constitute a significant portion of the Trust's portfolio. With respect to interest rates, the Trust is in a relatively defensive position, which we believe should tend to limit any adverse effect from rising interest rates.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 890,075 shares of the Trust were purchased on the NYSE during six month ended March 31, 2003.

Morgan Stanley Government Income Trust
LETTER TO THE SHAREHOLDERS - MARCH 31, 2003 continued

We appreciate your ongoing support of Morgan Stanley Government Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Morgan Stanley Government Income Trust
RESULTS OF ANNUAL MEETING

                             *         *         *

On December 18, 2002, an annual meeting of the Trust's shareholders was held for the purpose of electing Trustees, the results of which were as follows:

(1) Election of Trustees:

Michael Bozic
For..................................................  31,079,982
Withheld.............................................     578,053
Charles A. Fiumefreddo
For..................................................  31,002,180
Withheld.............................................     655,855
James F. Higgins
For..................................................  31,042,711
Withheld.............................................     615,324

The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent and Philip J. Purcell.

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - MARCH 31, 2003 (UNAUDITED)

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE        VALUE
-------------------------------------------------------------------------------------------------
            Mortgage-Backed Securities (53.3%)
            Federal Home Loan Mortgage Corp. (15.3%)
 $11,200    *...........................................................   6.00%   $  11,613,000
  15,050    *...........................................................   6.50       15,694,328
   6,000    *...........................................................   7.00        6,315,000
   4,225    *...........................................................   7.50        4,500,945
   8,716    11/01/26 - 06/01/32.........................................   7.50        9,295,080
   1,916    12/01/30 - 02/01/31.........................................   8.00        2,064,078
   1,295    12/01/18 - 02/01/19.........................................   9.50        1,442,585
   2,443    10/01/09 - 08/01/20.........................................  10.00        2,792,843
   1,479    08/01/14 - 05/01/19.........................................  10.50        1,707,645
                                                                                   -------------
                                                                                      55,425,504
                                                                                   -------------
            Federal National Mortgage Assoc. (29.4%)
   3,600    *...........................................................   5.50        3,675,375
  10,250    *...........................................................   6.00       10,621,563
  17,200    *...........................................................   6.50       17,936,375
   9,617    05/01/31 - 09/01/31.........................................   6.50       10,039,155
  27,000    *...........................................................   7.00       28,440,468
      11    10/01/13....................................................   7.00           11,337
  18,376    01/01/22 - 05/01/32.........................................   7.50       19,579,774
  13,125    12/01/21 - 02/01/32.........................................   8.00       14,168,821
   1,428    08/01/17 - 05/01/25.........................................   8.50        1,536,454
     240    09/01/13 - 07/01/23.........................................   9.00          267,236
     371    09/01/19 - 01/01/21.........................................   9.50          414,032
                                                                                   -------------
                                                                                     106,690,590
                                                                                   -------------
            Government National Mortgage Assoc. (8.6%)
   3,650    *...........................................................   5.50        3,743,531
   5,380    03/15/26 - 03/15/29.........................................   6.00        5,622,327
   7,901    03/20/26 - 06/15/29.........................................   6.50        8,283,336
   3,589    12/15/22 - 11/20/29.........................................   7.50        3,836,799
   3,049    06/15/16 - 03/15/30.........................................   8.00        3,302,881
   4,566    04/15/21 - 11/15/24.........................................   8.50        4,944,223
   1,317    04/15/17 - 02/15/25.........................................   9.00        1,468,058
      90    12/15/19 - 08/15/20.........................................   9.50          101,246
                                                                                   -------------
                                                                                      31,302,401
                                                                                   -------------
            Total Mortgage-Backed Securities (Cost $188,796,294)................     193,418,495
                                                                                   -------------

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - MARCH 31, 2003 (UNAUDITED) continued

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE        VALUE
-------------------------------------------------------------------------------------------------
            U.S. Government & Agency Obligations (38.7%)
 $12,300    U.S. Treasury Bond 02/15/25**...............................   7.625%  $  16,801,037
  28,200    U.S. Treasury Bond 08/15/19 - 08/15/21**....................   8.125      39,687,012
   8,600    U.S. Treasury Bond 02/15/20.................................   8.50       12,419,613
   7,240    U.S. Treasury Bond 08/15/20.................................   8.75       10,702,472
   4,000    U.S. Treasury Note 08/15/11.................................   5.00        4,385,936
   5,500    U.S. Treasury Note 02/15/10**...............................   6.50        6,562,402
  30,560    U.S. Treasury Note 05/15/05**...............................   6.75       33,851,159
  14,350    U.S. Treasury Note 02/15/05**...............................   7.50       15,949,795
                                                                                   -------------
            Total U.S. Government & Agency Obligations (Cost $131,396,570)......     140,359,426
                                                                                   -------------
            Short-Term Investments (35.8%)
            Repurchase Agreement (16.6%)
  60,049    Joint repurchase agreement account due 04/01/03 (dated
              03/31/03; proceeds $60,051,243) (a) (Cost $60,049,000)....   1.345      60,049,000
                                                                                   -------------
            U.S. Government & Agency Obligations (b) (19.2%)
  18,000    Federal Home Loan Mortgage Corp. 04/10/03...................   1.24       17,994,420
  15,000    Federal Home Loan Mortgage Corp. 04/30/03...................   1.225      14,985,198
  18,000    Federal National Mortgage Assoc. 04/28/03...................   1.19       17,983,935
  18,000    Federal National Mortgage Assoc. 06/04/03...................   1.18       17,961,650
     800    U.S. Treasury Bill 09/25/03**...............................   1.15          795,477
                                                                                   -------------
            Total U.S. Government & Agency Obligations (Cost $69,721,269).......      69,720,680
                                                                                   -------------
            Total Short-Term Investments (Cost $129,770,269)....................     129,769,680
                                                                                   -------------

            Total Investments (Cost $449,963,133) (c)...................  127.8%     463,547,601
            Liabilities in Excess of Other Assets.......................  (27.8)    (100,995,354)
                                                                          -----    -------------
            Net Assets..................................................  100.0%   $ 362,552,247
                                                                          =====    =============

---------------------

     * Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date;
         the actual principal amount and maturity date will be determined upon settlement.
    ** A portion of these securities are segregated in connection with securities purchased on a forward commitment basis and/or open futures contracts.
    (a) Collateralized by federal agency and U.S. Treasury obligations.
    (b) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
    (c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $13,771,049 and the aggregate gross unrealized depreciation is $186,581, resulting in net unrealized appreciation of $13,584,468.

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - MARCH 31, 2003 (UNAUDITED) continued

Futures Contracts Open at March 31, 2003:

                                 DESCRIPTION,            UNDERLYING     UNREALIZED
NUMBER OF                      DELIVERY MONTH,          FACE AMOUNT    APPRECIATION/
CONTRACTS   LONG/SHORT             AND YEAR               AT VALUE     DEPRECIATION
---------   ----------   ----------------------------   ------------   -------------
   355         Short     U.S. Treasury Notes 5 Year,
                                  June/2003             $(40,292,500)    $(265,196)
     3         Short       U.S. Treasury Long Bond
                                  June/2003                (338,250)         3,551
    50         Long      U.S. Treasury Notes 2 Year,
                                  June/2003              10,776,563         41,988
    19         Long      U.S. Treasury Notes 10 Year,
                                  June/2003               2,182,625          2,174
                                                                         ---------
            Net unrealized depreciation.............................     $(217,483)
                                                                         =========

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2003 (unaudited)

Assets:
Investments in securities, at value (including repurchase
  agreements of $60,049,000)
  (cost $449,963,133).......................................  $463,547,601
Receivable for:
    Investments sold........................................     3,734,241
    Interest................................................     2,373,939
    Principal paydowns......................................       163,622
Prepaid expenses and other assets...........................        28,376
                                                              ------------
    Total Assets............................................   469,847,779
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................   106,665,782
    Shares of beneficial interest repurchased...............       210,233
    Investment management fee...............................       185,912
    Variation margin........................................       100,889
Accrued expenses and other payables.........................       132,716
                                                              ------------
    Total Liabilities.......................................   107,295,532
                                                              ------------
    Net Assets..............................................  $362,552,247
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $353,000,028
Net unrealized appreciation.................................    13,366,985
Dividend in excess of net investment income.................    (2,300,219)
Accumulated net realized loss...............................    (1,514,547)
                                                              ------------
    Net Assets..............................................  $362,552,247
                                                              ============
Net Asset Value Per Share,
  36,067,274 shares outstanding (unlimited shares authorized
  of $.01 par value)........................................         $10.05
                                                              =============

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended March 31, 2003 (unaudited)

Net Investment Income:

Interest Income.............................................  $ 7,450,381
                                                              -----------
Expenses
Investment management fee...................................    1,098,041
Transfer agent fees and expenses............................       82,946
Custodian fees..............................................       33,169
Professional fees...........................................       25,641
Shareholder reports and notices.............................       17,543
Trustees' fees and expenses.................................       10,246
Registration fees...........................................        9,787
Other.......................................................        1,812
                                                              -----------
    Total Expenses..........................................    1,279,185
                                                              -----------
    Net Investment Income...................................    6,171,196
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
    Investments.............................................    3,440,585
    Futures contracts.......................................   (1,116,542)
                                                              -----------
    Net Realized Gain.......................................    2,324,043
                                                              -----------
Net Change in Unrealized Appreciation/Depreciation on:
    Investments.............................................   (3,476,418)
    Futures contracts.......................................    1,278,565
                                                              -----------
    Net Depreciation........................................   (2,197,853)
                                                              -----------
    Net Gain................................................      126,190
                                                              -----------
Net Increase................................................  $ 6,297,386
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX      FOR THE YEAR
                                                              MONTHS ENDED          ENDED
                                                              MARCH 31, 2003   SEPTEMBER 30, 2002
                                                               ------------       ------------
                                                               (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................   $  6,171,196       $  9,931,740
Net realized gain...........................................      2,324,043         16,749,174
Net change in unrealized appreciation/depreciation..........     (2,197,853)         3,555,021
                                                               ------------       ------------
    Net Increase............................................      6,297,386         30,235,935

Dividends to shareholders from net investment income........     (8,410,826)       (18,549,155)
Decrease from transactions in shares of beneficial
  interest..................................................     (8,173,818)       (15,554,832)
                                                               ------------       ------------
    Net Decrease............................................    (10,287,258)        (3,868,052)
Net Assets:
Beginning of period.........................................    372,839,505        376,707,557
                                                               ------------       ------------
End of Period
(Including dividends in excess of net investment income of
$2,300,219 and $60,589, respectively).......................   $362,552,247       $372,839,505
                                                               ============       ============

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Government Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

A. Valuation of Investments -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Trust may also invest directly with institutions in repurchase agreements. The Trust's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003 (UNAUDITED) continued

D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003 (UNAUDITED) continued

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 2003 aggregated $504,530,553 and $479,351,333, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At March 31, 2003, the Trust had transfer agent fees and expenses payable of approximately $16,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 2003 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,676. At March 31, 2003, the Trust had an accrued pension liability of $58,684 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 2001.................................  38,695,249   $386,952    $376,341,726
Treasury shares purchased and retired (weighted average
  discount 7.51%)*..........................................  (1,737,900)   (17,379)    (15,537,453)
                                                              ----------   --------    ------------
Balance, September 30, 2002.................................  36,957,349    369,573     360,804,273
Treasury shares purchased and retired (weighted average
  discount 8.31%)*..........................................    (890,075)    (8,901)     (8,164,917)
                                                              ----------   --------    ------------
Balance, March 31, 2003.....................................  36,067,274   $360,672    $352,639,356
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003 (UNAUDITED) continued

5. Dividends

On March 25, 2003, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD           PAYABLE
PER SHARE       DATE             DATE
---------  ---------------  ---------------
 $0.034     April 4, 2003   April 17, 2003
 $0.034      May 9, 2003     May 23, 2003
 $0.034     June 6, 2003     June 20, 3003

6. Federal Income Tax Status

At September 30, 2002, the Trust had a net capital loss carryover of approximately $5,335,000 to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

            AMOUNT IN THOUSANDS
--------------------------------------------
        2003             2004    2006   2008
---------------------   ------   ----   ----
       $3,273           $2,020    $5    $37
       ======           ======    ==    ===

As of September 30, 2002, the Trust had temporary book/tax differences primarily attributable to mark-to-market of open futures contracts and book amortization of premiums on debt securities.

7. Purposes of and Risks Relating to Certain Financial Instruments

To hedge against adverse interest rate risk, the Trust may purchase and sell interest rate futures contracts ("futures contracts").

Futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 2003, the Trust had open futures contracts.

Morgan Stanley Government Income Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                FOR THE SIX               FOR THE YEAR ENDED SEPTEMBER 30
                                                MONTHS ENDED    ----------------------------------------------------
                                               MARCH 31, 2003     2002       2001       2000       1999       1998
                                               --------------   --------   --------   --------   --------   --------
                                                (unaudited)
Selected Per Share Data:

Net asset value, beginning of period.........      $10.09         $ 9.74     $ 9.18     $ 9.13     $ 9.72     $ 9.32
                                                   ------         ------     ------     ------     ------     ------

Income (loss) from investment operations:
    Net investment income*...................        0.17           0.26(3)     0.54      0.54       0.56       0.59
    Net realized and unrealized gain
      (loss).................................        0.00           0.55(3)     0.54      0.01      (0.62)      0.37
                                                   ------         ------     ------     ------     ------     ------

Total income (loss) from investment
  operations.................................        0.17           0.81       1.08       0.55      (0.06)      0.96
                                                   ------         ------     ------     ------     ------     ------

Less dividends from net investment income....       (0.23)         (0.49)     (0.54)     (0.54)     (0.56)     (0.60)
                                                   ------         ------     ------     ------     ------     ------

Anti-dilutive effect of acquiring treasury
  shares*....................................        0.02           0.03       0.02       0.04       0.03       0.04
                                                   ------         ------     ------     ------     ------     ------

Net asset value, end of period...............      $10.05         $10.09     $ 9.74     $ 9.18     $ 9.13     $ 9.72
                                                   ======         ======     ======     ======     ======     ======

Market value, end of period..................      $ 9.13         $ 9.29     $ 9.11     $ 8.25     $ 8.25     $ 9.00
                                                   ======         ======     ======     ======     ======     ======

Total Return+................................        0.77%(1)       7.67%     17.44%      6.80%     (2.24)%    14.26%

Ratios to Average Net Assets:
Expenses.....................................        0.70%(2)       0.69%      0.71%      0.70%      0.71%      0.70%

Net investment income........................        3.37%(2)       2.71%(3)     5.75%     6.21%     5.98%      6.27%

Supplemental Data:
Net assets, end of period, in thousands......    $362,552       $372,840   $376,708   $366,783   $380,877   $423,030

Portfolio turnover rate......................         142%(1)        122%       105%         7%        19%        16%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Effective October 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income and increase net realized and unrealized gain by $0.22; and decrease the ratio of net investment income to average net assets by 2.28%. The Financial
         Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

MORGAN STANLEY
Government
Income Trust

Semiannual Report
March 31, 2003


38532RPT-10848D03-AS-4/03